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                                                   Filed pursuant to Rule 497(e)


                                   LMCG FUNDS

                           LMCG SMALL CAP GROWTH FUND
                            LMCG MID CAP GROWTH FUND
                        LMCG SMALL CAP TAX-SENSITIVE FUND
                                    A Shares

                        SUPPLEMENT DATED OCTOBER 30, 2001
                    TO THE PROSPECTUS DATED DECEMBER 28, 2000
                             AS AMENDED MAY 1, 2001
                   (supercedes Supplement dated May 21, 2001)

The date of the prospectus is MAY 1, 2001.

TERMINATION OF LMCG MID CAP GROWTH FUND AND LMCG SMALL CAP TAX-SENSITIVE FUND The Board of Trustees has authorized the liquidation of LMCG Mid Cap Growth Fund and LMCG Small Cap Tax-Sensitive Fund (the "Liquidating Funds"). It is expected that each Liquidating Fund will be liquidated on or before October 30, 2001, resulting in the redemption of all outstanding shares of the Liquidating Funds. Each Liquidating Fund has ceased the offering of its shares.


The following discussion replaces the paragraph under the heading "Short-term Trading" in the MORE ABOUT RISK section on page 10:

SHORT-TERM TRADING
Each Fund may engage in short-term trading, including short-term trading in IPOs. The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Those factors could include, but are not limited to: cash inflows and outflows due to shareholder activity, market volatility, portfolio manager outlook for specific securities, and economic conditions. The Funds currently anticipate that each Fund's portfolio turnover rate will exceed 250%. The portfolio turnover rate will not be a limiting factor when the investment adviser deems portfolio changes appropriate. A high rate of portfolio turnover could produce increased trading costs and taxable distributions, which could detract from a Fund's performance.


The following discussion is added in the SALES CHARGES AND RELATED PROGRAMS section on page 14:

WAIVER OF SALES CHARGE
A Shares of the Funds are sold with a maximum front-end sales charge of 5.50% (applied when an investment is made), subject to certain exceptions. Until January 31, 2002 or such later date as the distributor in its sole discretion shall determine, the distributor has voluntarily agreed to waive the sales charge on A Shares. As a result, during the waiver period the distributor will not pay sales charge reallowances to financial institutions through which A Shares are purchased. This waiver program does not affect other Fund policies described in the prospectus, including the Funds' right to reject purchase orders.

LIMITATION OF RULE 12B-1 FEES -- LMCG SMALL CAP GROWTH FUND
Under each Fund's Rule 12b-1 plan, the Fund may make payments to certain financial institutions that agree to provide services to Fund shareholders. Under current expense arrangements, LMCG Small


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Cap Growth Fund is not charging Rule 12b-1 fees or making related payments to financial institutions. These arrangements may be modified or terminated in the future.


The following discussion is added in the MANAGEMENT section after the discussion captioned "Portfolio Management" on page 18:

PRIOR PERFORMANCE OF PORTFOLIO MANAGERS OF LMCG SMALL CAP GROWTH FUND
Before joining the investment adviser, Mr. Battelle and Mr. Beja were portfolio managers at Standish, Ayer & Wood, Inc. ("Standish"). While at Standish, Mr. Battelle and Mr. Beja co-managed Standish Small Cap Growth Fund (the "Predecessor Fund") from its inception on December 23, 1996 through August 4, 2000. During that period, Mr. Battelle and Mr. Beja had full discretionary authority over the selection of investments for the Predecessor Fund.

LMCG Small Cap Growth Fund is managed using investment styles, objectives and policies that are substantially similar to those of the Predecessor Fund. However, the Predecessor Fund is separate from, and not affiliated with, LMCG Small Cap Growth Fund.

The cumulative total return for the Predecessor Fund from its inception through July 31, 2000 was 243.98%. Average annual total returns for the one-year and three-year periods ended July 31, 2000 and for the entire period during which these individuals managed the Predecessor Fund, compared with the performance of the Russell 2000 Growth Index, were:

                                                  Predecessor           Russell 2000
                                                   Fund (a,b)           Growth Index (c)
     One Year                                       71.28%                  21.13%
     Three Years                                    39.58%                  11.03%
     December 23, 1996 (inception)
     through July 31, 2000                          40.88%                  12.27%


     (a) Performance information through July 31, 2000, the end of the last full month of service of Messrs. Battelle and Beja. Fund return information reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses and sales loads, if any. This information was derived from information contained in the Predecessor Fund's annual reports and validated using independent performance data. Amounts shown for the Predecessor Fund are for its Institutional Class, which has a longer operating history and lower expenses than its Service Class.

         (b)      Expenses for the funds were as follows:

         Predecessor Fund -- Institutional Class*
         December 23, 1996 (inception) --
           December 31, 1996                              N/A+
         Nine months ended September 30, 1997             0.00%
         Fiscal year ended September 30, 1998             0.58%
         Fiscal year ended September 30, 1999             1.00%
         Fiscal year ended September 30, 2000             0.98%

       * Expense amounts reflect the combined expenses of the fund and the master portfolio in which it invested all of its assets).
       + Amount not meaningful due to short operational period.

     During the periods indicated, the Predecessor Fund's expenses were lower than LMCG Small Cap Growth Fund's projected expenses. See ABOUT THE FUNDS - FUND PERFORMANCE AND EXPENSES. Lower expenses have the effect of increasing performance; therefore, if the Predecessor Fund had been subject to LMCG Small Cap Growth



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     Fund's expenses, the performance of the Predecessor Fund would have been lower.

     (c) The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth. The index is adjusted to reflect reinvestment of dividends.

Historical performance is not indicative of future performance. The historical performance of the Predecessor Fund as presented is not indicative of the potential performance of LMCG Small Cap Growth Fund or any of the LMCG Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

The performance of the Predecessor Fund described above was achieved under generally favorable market conditions for equity securities, and there can be no assurances that the LMCG Small Cap Growth Fund or any of the LMCG Funds will be able to achieve similar returns in the future.










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